WMIH CORP. Amendment of Series B Convertible Preferred Stock December 12, 2017 Exhibit 99.1

Forward-Looking Statements This document and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative. Forward-Looking Statements This document and the oral statements made in connection therewith may include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this document or oral statements made in connection therewith that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the Company’s Form 10-K for the year ended December 31, 2016 under Risk Factors in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither we nor the Company will undertake to update any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

Executive Summary WMIH Corp. (“WMIH” or the “Company”) has been disciplined in its pursuit of acquisitions and continues to focus on finding an appropriate target company in an effort to maximize long-term value for all stakeholders To preserve access to capital and provide additional time to find, negotiate and complete an accretive acquisition, on December 11, 2017, WMIH Corp. announced an amendment (the “Amendment”) to certain terms of the Company’s issued and outstanding 3.00% Series B Convertible Preferred Stock (the “Series B Preferred”) Absent the Amendment or execution of definitive documentation relating to an Acquisition, 600,000 shares of Series B Preferred would become redeemable on January 5, 2018 A redemption would have material negative consequences for WMIH as it would have depleted most of the Company’s capital resources The Amendment will provide the Company with an additional 21 months to find and execute an attractive acquisition WMIH’s investment thesis We believe WMIH, with significant capital, is and will remain an advantaged acquirer due to its financial attributes, including $6 billion of net operating loss carryforwards The Amendment provides financial stability and additional time to pursue accretive acquisitions Acquisition targets previously pursued by WMIH evidence management’s view that attractive opportunities exist at compelling prices

The Amendment is good for all stakeholders of WMIH Corp. 21-Month Extension: Provides the Company with significant additional time to identify and consummate an accretive acquisition Arms’ Length Negotiation: The terms of the amendment were negotiated at the direction of the Finance Committee with the assistance of Keefe, Bruyette & Woods, Inc., after arms-length negotiations Reduction in Exercise Price Range to $1.35/share: Represents a price that is 23% below the prior Series B Preferred floor conversion price yet is well above the 20 day average price of $0.85(1) per share. Coupon in Common Stock: 5% dividend rate payable in Common Stock at the higher of $1.05 per share and market value is a satisfactory alternative to a cash dividend given the Company’s current free cash position Special Distribution in Common Stock: Holders of Series B Preferred will receive a special distribution of 19.04762 shares of common stock per share of Series B Preferred if and when the Series B Preferred are converted in connection with the consummation of an acquisition; this special distribution is only payable if WMIH successfully completes one or more acquisitions KKR Transaction Consent Right: KKR was granted a consent right for the next 18 months through July 5, 2019, which we believe facilitates good alignment between the Series B Preferred Stockholders and WMIH KKR was supportive of the extension and they remain a valuable source for accretive acquisition ideas Benefits All Stakeholders: We believe the amendment provides us with greater financial stability and ongoing access to capital resources and supports our credibility as a potential buyer with respect to acquisition opportunities for the benefit of all stakeholders, including common stockholders and Series B investors Executive Summary Bloomberg L.P as of 12/8/2017

Key Takeaways from Prior Corporate Development Activity What WMIH believes works well… What WMIH believes works less well… Size Larger businesses that can most efficiently utilize WMIH’s corporate tax attributes Smaller platforms that can be grown organically/inorganically Small businesses with limited growth opportunity Structure Acquisitions of >80% of C-Corps that can be tax consolidated or acquisitions of <80% of LLCs where earnings can be passed through Acquisitions of pass-through entities or low-basis subsidiaries where buyer receives an amortizable step-up in tax basis Business Characteristics Stable businesses that would be well received in public markets Businesses that produce significant taxable income Businesses that would not trade well as a public company Highly leverageable businesses (less competitive vs. financial buyers given interest tax shield) Industries / Sectors Insurance Consumer finance / mortgage Specialty lending / leasing Fleet management

Series B Summary Term Sheet and Modifications for Consent Original Terms Modification Issue Date January 5, 2015 Effective Date – January 5, 2018; provided a Qualified Acquisition has not occurred prior Initial Issue Amount $600,000,000 - Initial Shares Issued / Offer Price 600,000 shares / Offering Price: $1,000 per share - Liquidation Preference $1,000 per share - Dividend 3.00% cumulative cash dividend, paid quarterly 5.00% cumulative dividend, paid semi-annually in common stock with a floor of $1.05 per share of WMIH’s common stock Conversion Price 20 trading day daily VWAP of WMIH common stock preceding announcement of an acquisition, with floor of $1.75 per share and a ceiling of $2.25 per share of WMIH’s common stock $1.35 per share Mandatory Redemption Date and Price January 5, 2018, if an Acquisition has been announced prior to the Mandatory Redemption Date the date will be extended six months – Redemption is at a price equal to $1,000 per share of the Series B Preferred Stock, plus accrued and unpaid dividends Mandatory Redemption Date extension for 21 months Mandatory Conversion Events On each date an Acquisition is closed, the number of outstanding shares of Series B Preferred Stock having an aggregate liquidation preference equal to the net proceeds of this offering utilized in such Acquisition, on a pro rata basis will automatically convert into a number of shares of our Common Stock equal to the $1,000 liquidation preference amount divided by the conversion price No Change Put Event If a Change of Control event occurs before the consummation of a Qualified Acquisition, the Company shall repurchase the Series B at a price equal to $1,750 per share of Series B plus accrued and unpaid dividends No Change Investor Right to Elect Directors Upon a failure to pay 3 consecutive dividends, pay the mandatory redemption price in full on the Mandatory Redemption Date or repurchase shares of Series B Preferred Stock tendered for repurchase upon a Put Event, the holders of the Series B Preferred Stock may elect 2 additional directors to the Board of Directors No Change Voting The holders of the Series B Preferred Stock will vote on an as-converted basis with the Common Stock, such basis being determined assuming the then applicable Initial Conversion Price. Majority of Series B needed to amend or alter terms of Series B No Change Use of Proceeds Finance efforts to explore and fund, in whole or in part, acquisitions whether completed or not, including reasonable attorney fees and expenses, accounting expenses, due diligence and financial advisor fees and expenses No Change Special Distribution - Upon the consummation of any Acquisition and conversion, holders of the Series B Preferred Stock will receive a special distribution of 19.04762 shares of Common Stock per share of Series B Preferred Stock